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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 29, 2003


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (the company under a Pooling and Servicing Agreement dated as of September 29, 2003 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2003-J5)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                333-104662         41-1955181
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(State or Other Jurisdiction    (Commission         (I.R.S. Employer
     of Incorporation)           File Number)      Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.
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On September 29, 2003, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2003-J5, pursuant to a Pooling and Servicing Agreement, dated as of September 29, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

   10.1 Pooling and Servicing Agreement, dated as of September 29, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

   10.2 Mortgage Loan Purchase Agreement, dated as of September 29, 2003 among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.



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                                        3

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RESIDENTIAL ASSET MORTGAGE
                                      PRODUCTS, INC.



                                   By:  /s/Patricia C. Taylor
                                   Name:  Patricia C. Taylor
                                   Title: Vice President


Dated:   October 7, 2003


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                                        4

                                  Exhibit Index


Exhibit Number             Description


     10.1 Pooling and Servicing Agreement, dated as of September 29, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and Bank One, National Association, as trustee.

     10.2 Mortgage Loan Purchase Agreement, dated as of September 29, 2003 by and among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.